UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 17, 2003




                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                        0-944                  41-0783184
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (763) 780-4555

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Item 7. Financial Statements and Exhibits.

     [c] Exhibits.

     99.1 Press Release,  dated  September 16, 2003,  issued by Possis  Medical,
Inc.

     Item 12. Results of Operations and Financial Conditions

     On September 17, 2003, the Company issued a press release announcing operating results for its fourth quarter and fiscal year ending July 31, 2003. A copy of the press release is filed herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.






                                        SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:    September 17, 2003

                                   POSSIS MEDICAL, INC.



                                   By:
                                   Eapen Chacko
                                   Vice President, Finance

                                  EXHIBIT INDEX

     Exhibit No. Description

     99.1 Press Release,  dated  September 16, 2003,  issued by Possis  Medical,
Inc.